                                                                  EXHIBIT (a)(2)

                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
            (INCLUDING THE ASSOCIATED COMMON SHARE PURCHASE RIGHTS)

                                       OF

                              PENNACO ENERGY, INC.
            PURSUANT TO THE OFFER TO PURCHASE DATED JANUARY 8, 2001

                                       BY

                        MARATHON OIL ACQUISITION 1, LTD.

                          A WHOLLY OWNED SUBSIDIARY OF

                              MARATHON OIL COMPANY

                          A WHOLLY OWNED SUBSIDIARY OF

                                USX CORPORATION

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
        TIME ON MONDAY, FEBRUARY 5, 2001, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK


                                  By Facsimile Transmission:
           By Mail:               (For Eligible Institutions    By Hand or Overnight Delivery:
 Tender & Exchange Department                Only)               Tender & Exchange Department
        P.O. Box 11248                  (212) 815-6213                101 Barclay Street
     Church Street Station           To Confirm Facsimile         Receive and Deliver Window
 New York, New York 10286-1248          Transmissions:             New York, New York 10286
                                  (For Eligible Institutions
                                             Only)
                                        (212) 815-6156

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase (as defined below)) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined below) at the Book-Entry Transfer Facility (as defined in Section 2 of the Offer to Purchase) pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Tendering stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares in accordance with the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

--------------------------------------------------------------------------------

                                        DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED
   HOLDER(S) (PLEASE FILL IN, IF BLANK,
   EXACTLY AS NAME(S) APPEAR(S) ON SHARE                            SHARES TENDERED
              CERTIFICATE(S))                         (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
--------------------------------------------------------------------------------------------------------------
                                                                 TOTAL NUMBER OF SHARES
                                            SHARE CERTIFICATE     REPRESENTED BY SHARE     NUMBER OF SHARES
                                                NUMBER(S)*          CERTIFICATE(S)*           TENDERED**
                                          ---------------------------------------------------------------

                                          ---------------------------------------------------------------

                                          ---------------------------------------------------------------

                                          ---------------------------------------------------------------

                                          ---------------------------------------------------------------

                                          ---------------------------------------------------------------

                                          ---------------------------------------------------------------

                                          ---------------------------------------------------------------
                                               Total Shares
--------------------------------------------------------------------------------------------------------------
                      *  NEED NOT BE COMPLETED IF TRANSFER IS MADE BY BOOK-ENTRY TRANSFER.
   ** UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL SHARES DESCRIBED ABOVE ARE BEING TENDERED. SEE
                                                INSTRUCTION 4.
-----------------------------------------

[ ] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE
    BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

   Number of Shares represented by the lost or destroyed certificate(s):
                                                                       ---------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution:
                                 -----------------------------------------------

    Account Number:
                  --------------------------------------------------------------

    Transaction Code Number:
                           -----------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Owner(s):
                                   ---------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery:
                                                      --------------------------

   Name of Institution that Guaranteed Delivery:
                                                  ------------------------------

    IF DELIVERED BY BOOK-ENTRY TRANSFER, CHECK BOX: [ ]

    Account Number:
                  --------------------------------------------------------------

   Transaction Code Number:
                       ---------------------------------------------------------

                      NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Marathon Oil Acquisition 1, Ltd., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of Marathon Oil Company, an Ohio corporation and a wholly owned subsidiary of USX Corporation, a Delaware corporation, the above-described shares of common stock, par value $.001 per share, together with the associated common share purchase rights (the "Shares"), of Pennaco Energy, Inc., a Delaware corporation (the "Company"), on the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated January 8, 2001 (the "Offer to Purchase") and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

     Subject to and effective on acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after the date hereof) and irrevocably constitutes and appoints The Bank of New York (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares (and any such other Shares or securities or rights), to (a) deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser,
(b) present such Shares (and any such other Shares or securities or rights) for transfer on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after January 8, 2001) and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim or right. The undersigned will, on request by the Depositary or the Purchaser, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all such other Shares or other securities or rights), all in accordance with the terms of the Offer.

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned hereby irrevocably appoints Richard J. Murphy, John T. Mills and William F. Schwind, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's stockholders or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper, with respect to the Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after the date hereof). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any such other Shares or securities or rights) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be effective) by the undersigned.

     The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in Section 2 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser on the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for payment of the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for payment of the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for payment of the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

             ------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for payment of the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned.

     Issue:  [ ] Check
             [ ] Certificate(s) to:

     Name:
          ---------------------------------------------------------
                                (PLEASE PRINT)

     Address:
             ------------------------------------------------------

             ------------------------------------------------------
                              (INCLUDE ZIP CODE)

             ------------------------------------------------------
                          (EMPLOYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)

             ------------------------------------------------------
             ------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for payment of the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned, or to the undersigned at an address other than that above.

     Mail:   [ ] Check
             [ ] Certificate(s) to:

     Name:
          ---------------------------------------------------------
                                (PLEASE PRINT)

     Address:
             ------------------------------------------------------

             ------------------------------------------------------
                             (INCLUDE ZIP CODE)

             ------------------------------------------------------
                        (EMPLOYER IDENTIFICATION OR
                          SOCIAL SECURITY NUMBER)

             ------------------------------------------------------

                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        (SIGNATURE(S) OF STOCKHOLDER(S))

Dated:
      --------------------------- , 2001

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (Full Title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone Number:
                                       -----------------------------------------

Employer Identification or Social Security Number:
                                                  ------------------------------
(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Firm:
             -------------------------------------------------------------------

Title:
      --------------------------------------------------------------------------

Address:
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone Number:
                                       -----------------------------------------

Dated:
      --------------------------- , 2001

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES.

     No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of a firm that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agent Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program, or is otherwise an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. REQUIREMENTS OF TENDER.

     This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 of the Offer to Purchase. For a stockholder validly to tender Shares pursuant to the Offer, either (a) a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either certificates for tendered Shares must be received by the Depositary at one of such addresses or Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation must be received by the Depositary), in each case prior to the Expiration Date, or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 2 of the Offer to Purchase.

     Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date and (c) the certificates for all tendered Shares in proper form for transfer (or a Book-Entry Confirmation with respect to all such Shares), together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary, in each case within three trading days after the date of execution of such Notice of Guaranteed Delivery as provided in Section 2 of the Offer to Purchase. A "trading day" is any day on which the American Stock Exchange is open for business.

     The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against such participant.

     THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE ELECTION AND RISK OF THE TENDERING STOCK-

HOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

3. INADEQUATE SPACE.

     If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

     If fewer than all the Shares represented by any certificate submitted to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

     If any Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted with this Letter of Transmittal.

     If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or certificates for Shares not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares tendered hereby, the certificate(s) representing such Shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution.

6. STOCK TRANSFER TAXES.

     The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if Shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Letter of Transmittal.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS.

     If a check is to be issued in the name of, and/or certificates for Shares not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

8. WAIVER OF CONDITIONS.

     The Purchaser reserves the right, subject to the terms and conditions contained in the Merger Agreement and to the applicable rules and regulations of the Commission, to waive any of the specified conditions (other than the Minimum Tender Condition (as defined in the Offer to Purchase)) of the Offer, in whole or in part, in the case of any Shares tendered.

9. 31% BACKUP WITHHOLDING.

     In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such stockholder is not subject to backup withholding. If a stockholder does not provide such stockholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such stockholder and payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding of 31%.

     Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

     A tendering stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares being tendered. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

     Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign stockholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address set forth on the last page of this Letter of Transmittal.

11. LOST, DESTROYED OR STOLEN CERTIFICATES.

     If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares lost, destroyed or stolen. The stockholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

-----------------------------------------------------------------------------------------------------------------
                       PAYER'S NAME: THE BANK OF NEW YORK
-----------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                         PART 1 -- PLEASE PROVIDE YOUR TIN IN THE    -------------------------------
 FORM W-9                           BOX AT THE RIGHT AND CERTIFY BY SIGNING        Social Security Number(s)
                                    AND DATING BELOW.
                                                                                               OR

 DEPARTMENT OF THE
 TREASURY                                                                       -------------------------------
 INTERNAL REVENUE SERVICE                                                           Employer Identification
                                                                                           Number(s)
                                   ------------------------------------------------------------------------------
                                    PART 2 -- Certifications -- Under
                                    penalties of perjury, I certify that:
                                    (1) The number shown on this form is my                PART 3 --
                                        correct Taxpayer Identification Number            Awaiting TIN
                                        (or I am waiting for a number to be
                                        issued to me); and                                    [ ]
 PAYER'S REQUEST FOR                (2) I am not subject to backup withholding
 TAXPAYER IDENTIFICATION                because (a) I am exempt from backup    ---------------------------------
 NUMBER ("TIN")                         withholding or (b) I have not been
                                        notified by the Internal Revenue
                                        Service (the "IRS") that I am subject              PART 4 --
                                        to backup withholding as a result of a             Exempt TIN
                                        failure to report all interest or
                                        dividends or (c) the IRS has notified                 [ ]
                                        me that I am no longer subject to
                                        backup withholding.
                                   ------------------------------------------------------------------------------
                                    CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating you are no longer subject to backup withholding, do not cross out such item (2). If you are exempt from backup withholding, check the box in Part 4.
-----------------------------------------------------------------------------------------------------------------

 Signature:
           ------------------------------------------------------------------------------------------------------

Date:                                            , 2001
       -------------------------------------------

 Name (Please Print):
                     --------------------------------------------------------------------------------------------

 Address (Please Print):
                        -----------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me and that either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary by the time of payment, 31% of all reportable payments made to me will be withheld.

Signature:
          ---------------------------------------------------------------------
Date:                     , 2001
     ---------------------

     The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

                                     By Facsimile Transmission:
            By Mail:              (For Eligible Institutions Only)   By Hand or Overnight Delivery:
  Tender & Exchange Department             (212) 815-6213             Tender & Exchange Department
         P.O. Box 11248                                                    101 Barclay Street
      Church Street Station                                            Receive and Deliver Window
  New York, New York 10286-1248                                         New York New York, 10286

                      To Confirm Facsimile Transmissions:
                        (For Eligible Institutions Only)

                                 (212) 815-6156

     Questions and requests for assistance may be directed to the Information Agent at its address set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                [GEORGESON SHAREHOLDER COMMUNICATIONS INC. LOGO]

                          17 State Street, 10th Floor
                               New York, NY 10004
                 Banks and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll-Free: (800) 223-2064